Equity and Convertible Bond Offerings	9 Months Ended
Sep. 30, 2018
Equity and Convertible Bond Offerings [Abstract]
Equity and Convertible Bond Offerings
Note 6 - Equity and Convertible Bond Offerings

Convertible Senior Note Offering
On September 16, 2014 we completed a private placement of $150 million aggregate principal amount of convertible senior notes due 2019 (the “2019 Notes”). DHT will pay interest at a fixed rate of 4.5% per annum, payable semiannually in arrears. Net proceeds to DHT were approximately $145.9 million after the payment of placement agent fees. The value of the conversion right has been estimated to $21.8 million; hence $21.8 million of the aggregate principal amount of $150.0 million was classified as equity. The Notes will be convertible into common stock of DHT at any time after placement until one business day prior to their maturity. The initial conversion price was $8.125 per share of common stock (equivalent to 18,461,538 shares of common stock), and is subject to customary anti-dilution adjustments. As a result of the cumulative effect of previously announced cash dividends, the conversion price was adjusted to $6.2599 effective May 18, 2018. Based on the adjusted conversion price and after adjusting for the repurchase of $44.2 million of the convertible senior notes in the open market at an average price of 94.5% of par, and the private exchange August 2018, the total number of shares to be issued would be 5,249,285.

In August 2018 we completed a privately negotiated exchange agreement with certain holders of the outstanding 4.5% Convertible Senior Notes due 2019 to exchange approximately $73.0 million aggregate principal amount of the existing notes for approximately $80.3 million aggregate principal amount of the Company's new 4.5% Convertible Senior Notes due 2021. In addition, a private placement of approximately $44.7 million aggregate principal amount of the Company's new 4.5% Convertible Senior Notes due 2021 for gross proceeds of approximately $41.6 million. Net proceeds to DHT were approximately $39.0 million after the payment of placement agent fees.

Following closing of the private exchange and the private placement, there are $125 million aggregate principal amount of convertible senior notes due 2021 (the “2021 Notes”) and approximately $32.9 million aggregate principal amount of the 2019 Notes outstanding. The 2021 Notes will bear interest at a rate of 4.5% per annum on the principal amount accruing from August 21, 2018. Interest will be payable semiannually in arrears on February 15 and August 15 each year, beginning on February 2019. Interest is computed on the basis of 360-day year comprised of twelve 30-days months. The initial conversion price was $6.2599 per share of common stock (equivalent to an initial conversion rate of 159.7470 shares of common stock per $1,000 aggregate principal amount of 2021 Notes) and is subject to customary anti-dilution adjustments. The 2021 Notes will mature on August 15, 2021, unless earlier converted, redeemed or repurchased in accordance with their terms.

We have concluded that the adjustment of the conversion rate upon the payment of cash dividends does not result in an accounting entry as the liability and equity components of the instrument are not re-measured as a result of the cash dividend. This is based on the fact that we have determined that the Notes are non-derivative financial instruments that contain both liability and equity components. The financial liability is the contractual obligation to make interest and principal payments and the equity component is the right of the holders of the Notes to convert the Notes into a fixed number of the Company's common shares. In accordance with IAS 32, the liability component was measured first and is recorded at its amortized cost over the life of the instrument. The equity component was assigned the residual amount after deducting the amount separately determined for the liability component. The equity component was recorded as part of additional paid-in capital and is never re-measured.

The determination that the conversion feature is an equity instrument (rather than a derivative liability accounted for under IAS 39) was made on the basis that there is no variability in the number of equity instruments delivered upon conversion (i.e. the exchange meets the “fixed for fixed” requirements set forth under IAS 32). In making the determination, the Company considered that the Notes contain a mechanism whereby the conversion rate of the Notes is adjusted for cash dividends paid by the Company. Although this adjustment results in variability in the number of common shares delivered, the fact that this variability serves to maintain the relative economic rights of the holders of the Notes results in no violation of the “fixed for fixed” requirement.